Exhibit 10.1

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of August 16, 2012 (the “Effective Date”), is between FX Alliance, LLC (the “Company”) and James F.X. Sullivan (the “Executive”).

RECITALS:

WHEREAS, the Company and Executive are parties to that certain employment agreement dated as of March 14, 2001 (the “Original Agreement”);

WHEREAS, the Original Agreement provides that it may not be amended or modified unless executed in writing by Executive and the Company;

WHEREAS, the Original Agreement was amended by an amendment (the “First Amendment”) thereto executed in writing by Executive and the Company and dated as of December 29, 2011 (the Original Agreement as amended by the First Amendment being referred to herein as the “Amended Agreement”);

WHEREAS, the parties hereto desire to amend the Amended Agreement on the terms and conditions set forth herein, effective as of the Effective Date; and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Amended Agreement.

2.                                      Amendment of Amended Agreement.

(a)                                 Section 7(a) is hereby amended to revise clauses (iv) and (v) thereof to replace the phrase “a termination by the Company without Cause” with the phrase “a termination by the Company without Cause or by the Executive for Good Reason, in each case” each time such phrase occurs in such sections.

(b)                                 Section 7(a) is hereby amended to delete clause (vi) and replace it in its entirety with the following new clause (vi)

(vi) resignation by Executive for any reason other than for Good Reason.

(c)                                  Sections 7(f)(iv) and 7(f)(v) are hereby amended to replace the phrase “terminated by the Company with Cause” with the phrase “terminated by the Company without Cause or by the Executive for Good Reason, in each case” each time such phrase occurs in such sections.

(d)                                 Section 7(f)(vi) is hereby amended to add the following new definition as a new subsection (C)

“Good Reason”                              means a termination by the Executive of his employment as a result of and within sixty (60) days following (A) a substantial and significant diminution in the key duties and responsibilities of the Executive, or (B) a material breach by the Company of a material term of the Amended Agreement, in each case which is not remedied by the Company within ten (10) days after receipt of written notice thereof given by Executive to the Company, which notice shall specify in reasonable detail the circumstances giving rise to the Executive ‘s claim that good reason to terminate his employment exists (“Good Reason”).

3.                                      Execution in Counterparts.  This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by each of the parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

4.                                      Effect of Amendment.  Except as expressly amended hereby, the Amended Agreement shall remain in full force and effect.  Any reference to the Amended Agreement contained in any notice, request or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Amended Agreement as of the date above first written.

FX ALLIANCE, LLC

By:	/s/ Philip Z. Weisberg

Name:	Philip Z. Weisberg

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Amended Agreement as of the date above first written.

/s/ James F.X. Sullivan

James F.X. Sullivan

Signature Page to Amendment to Employment Agreement